Summary Prospectus	February 27, 2015

Schwab Government Money Fund™

Ticker Symbol:    Purchased Shares: SNVXX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.schwabfunds.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.

The fund’s prospectus, dated January 20, 2015, and SAI, dated January 20, 2015, as supplemented February 27, 2015, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.

Investment objective

The fund’s goal is to seek the highest current income consistent with stability of capital and liquidity.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
None

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.31
Distribution (12b-1) fees	None
Other expenses	0.26

Total annual fund operating expenses	0.57

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$58	$183	$318	$714

Principal investment strategies

To pursue its goal, the fund invests in U.S. government securities, such as:

—	U.S. Treasury bills and notes

—	other obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not fully guaranteed by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks

—	repurchase agreements

—	obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities.

Under normal circumstances, the fund will invest at least 80% of its net assets in U.S. government securities including repurchase agreements. The fund will notify its shareholders at least 60 days before changing this policy. Obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities are considered U.S. government securities under the rules that govern money market funds.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s investment objective and credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.

The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors’ capital, the fund seeks to maintain a stable $1.00 share price.

Principal risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Investment Risk. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. Because

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interest rates in the United States are at, or near, historically low levels, a change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. A sudden or unpredictable rise in interest rates may cause volatility in the market and may decrease liquidity in the money market securities markets, making it more difficult for the fund to sell its money market investments at a time when the investment adviser might wish to sell such investments. Decreased market liquidity also may make it more difficult to value some or all of the fund’s money market securities holdings. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

Repurchase Agreements Risk. When the fund enters into a repurchase agreement, the fund is exposed to the risk that the other party (i.e., the counter-party) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when the fund buys a security from a counter-party that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counter-party will not repurchase the security.

Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer of a portfolio investment fails to make timely principal or interest payments or if a guarantor, liquidity provider or counterparty of a portfolio investment fails to honor its obligations. Even though the fund’s investments in repurchase agreements are collateralized at all times, there is some risk to the fund if the other party should default on its obligations and the fund is delayed or prevented from recovering or disposing of the collateral. Negative perceptions of the ability of an issuer, guarantor, liquidity provider or counterparty to make payments or otherwise honor its obligations, as applicable, could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any downgrade or default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Although maintained in conservatorship by the Federal Housing Finance Agency since September 2008, Fannie Mae (FNMA) and Freddie Mac (FHLMC) maintain only lines of credit with the U.S. Treasury. The Federal Home Loan Banks (FHLB) maintain limited access to credit lines from the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to the shares of the fund itself.

Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag the yields of other money market funds.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities — an indication of the ability of dealers to engage in “market making” — are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

Regulatory Risk. The Securities and Exchange Commission (SEC) recently adopted changes to the rules that govern SEC-registered money market funds. These rule changes include: (i) allowing money market funds to impose liquidity fees and redemption gates when their liquidity levels fall below certain thresholds; (ii) requiring money market funds that do not qualify as “retail” or “government” money market funds to operate with a floating share price; (iii) imposing new disclosure and reporting requirements; and (iv) enhancing portfolio diversification requirements. The compliance dates for these rule changes vary, ranging from mid-2015 for certain new reporting requirements to October 2016 for the new liquidity fees, redemption gates and floating share price requirements. The SEC has also proposed additional rule changes that, if adopted, will impact how SEC-registered money market funds may use nationally recognized statistical rating organizations for the purposes of determining the credit quality of their investments. These regulatory developments may affect the fund’s investment strategies, performance, yield and operating expenses. As of the date of this prospectus, the fund’s investment adviser is evaluating the potential impact of these regulatory changes and will provide updates as future compliance deadlines approach.

Money Market Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

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Performance

Because the Purchased Shares had not commenced operations as of the date of this prospectus, the bar chart below shows how the investment results of the fund’s Sweep Shares have varied from year to year, and the following table shows the average total returns for the fund’s Sweep Shares for various periods. This information provides some indication of the risks of investing in the Purchased Shares of the fund. Purchased Shares and Sweep Shares of the fund would have substantially similar performance because they invest in the same portfolio of securities and the annual returns would differ only to the extent that Purchased Shares have lower expenses. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. For current performance information, please see www.schwab.com/moneyfunds or call toll-free 1-800-435-4000 for a current seven-day yield.

Annual total returns (%) as of 12/31/14

Best quarter: 1.16% Q4 2006

Worst quarter: 0.00% Q4 2014

Average annual total returns (%) as of 12/31/14
	1 year	5 years	10 years
Sweep Shares	0.00%	0.01%	1.34%

Investment adviser

Charles Schwab Investment Management, Inc.

Purchase and sale of fund shares

The fund is open for business each day that the New York Stock Exchange is open except when the following federal holidays are observed: Columbus Day and Veterans Day.

When you place orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

—	by telephone at 1-800-407-0256; or

—	by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

Set forth below are the investment minimums for the fund. These minimums may be waived for certain investors or in the fund’s sole discretion.

	Minimum initial investment	Minimum additional investment	Minimum balance
Government Money Fund – Purchased Shares	$25,000 for Schwab Institutional Services’ accounts ($15,000 for IRA and custodial accounts) $1,000 for Schwab Adviser Services’ accounts	$500	$20,000 for Schwab Institutional Services’ accounts ($15,000 for IRA and custodial accounts) $1,000 for Schwab Adviser Services’ accounts

Tax information

Distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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REG84539-01 00136257	Schwab Government Money FundTM; Ticker Symbol: SNVXX

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